VOTING AND SUPPORT AGREEMENT

         This Voting and Support Agreement (this "Agreement") is dated as of March 16, 2000, between Amherst Computer Products Southwest, LP, a Texas limited partnership ("Amherst Southwest"), and James H. Long ("Long").

                                   BACKGROUND

       A. Amherst Southwest and Allstar Systems, Inc., a Delaware corporation ("Allstar"), are entering into an Asset Purchase Agreement concurrently herewith (the "Asset Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Asset Purchase Agreement.

       B. Long is the owner of a majority of the outstanding voting shares in Allstar, and desires to enter into the agreements set forth herein.

       NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, Amherst Southwest and Long agree as follows.

                                   AGREEMENTS

       1. Representations and Warranties of Long. Long represents and warrants to Amherst Southwest that the statements contained in this Section 1 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 1).

            (a) Authorization. Long has full power and authority to execute and deliver this Agreement and to perform his obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Long, enforceable in accordance with its terms and conditions except as such enforcement may be limited by bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity.

            (b) Noncontravention. Neither the execution and the delivery of this Agreement by Long, nor the performance by Long of his obligations hereunder, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, stipulation, ruling, or other restriction of any government, governmental agency, or court to which Long is subject or
(ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Long is a party, by which he is bound or to which any of his assets is subject.

            (c) Majority Status. Long owns legally and beneficially a majority of the issued and outstanding shares of Allstar having voting rights (the "Majority Shares").

       2.   Covenants of Long.

            (a)  Majority  Approval.  Long  agrees  to vote all of the  Majority
Shares in favor of the Asset Purchase Agreement and the transactions contemplated thereby, subject to termination of this Agreement as provided in
Section 3 below.

            (b) Exclusivity. From the date of this Agreement through the Closing Date, Long will not (1) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of Allstar or the CP Division or the El Paso IT Business (including any acquisition structured as a merger, consolidation, or share exchange, but excluding from the prohibitions of this subsection (1) any sale or other disposition of the assets of Allstar's Telecom Division) or (2) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. Long will notify Amherst Southwest in writing on the next Business Day if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

            (c) Press Releases and Public Announcements. Long shall not issue any press release or make any public announcement relating to the subject matter of the Asset Purchase Agreement prior to the Closing without the prior written approval of Amherst Southwest; provided, however, that Long may make any public disclosure which, in the written opinion of counsel to Long, is required by applicable law or any listing or trading agreement concerning the publicly-traded securities of Allstar (in which case Long will advise Amherst Southwest and provide Amherst Southwest with a copy of such opinion of counsel prior to making the disclosure).

            (d) General. If any further action is necessary or desirable to carry out the purposes of this Agreement, each of the parties will take such further action (including the execution and delivery of such further instruments and documents) as the other party reasonably requests.

       3. Termination. This Agreement shall terminate if and only if (a) the Closing of the transactions contemplated by the Asset Purchase Agreement shall have occurred; (b) the Asset Purchase Agreement is terminated prior to the Closing in accordance with and pursuant to the terms thereof; or (c) the parties enter into a written agreement to terminate it.

       4.   General Terms.

            (a) No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

            (b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

            (c) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Long may not assign either this Agreement or any of his rights, interests, or obligations hereunder without the prior written approval of Amherst Southwest. Amherst Southwest may assign any or all of its rights and interests hereunder to one or more of its Affiliates, and designate one or more of its Affiliates to perform its obligations hereunder (in any or all of which cases Amherst Southwest nonetheless shall remain liable and responsible for the performance of all of its obligations hereunder).

            (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (e) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

            If to Long:                  c/o Allstar Systems, Inc.
                                         6401 Southwest Freeway
                                         Houston, TX  77074
                                         Attention:  James H. Long

            If to Amherst Southwest:     Amherst Computer Products Southwest, LP
                                         c/o Amherst Technologies, L.L.C.
                                         10 Columbia Drive
                                         Amherst, NH  03031
                                         Attn:  Chief Financial Officer

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above (using any other means, including personal delivery, expedited courier, messenger service, telecopy, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance with domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

            (g) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by
Amherst   Southwest   and  Long.   No  waiver  by  any  party  of  any  default,
misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

            (h) Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

            (i) Expenses. Each of the parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

            (j) Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

            (k) Specific Performance. Each of the parties acknowledges and agrees that the other party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity.

            (l) Individual Capacity. The parties hereto acknowledge and agree that the representations, warranties and agreements of Long contained in this Agreement are made by Long in his individual capacity and not on behalf of Allstar, and not in his capacity as an officer, director or employee of Allstar.

                                      *****

            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                    AMHERST COMPUTER PRODUCTS SOUTHWEST, LP

                                    By: /s/Gerald Birin

                                    Title: Chief Financial Officer



                                    /s/James H. Long

                                      James H. Long